UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 10, 2006

Community Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649
(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On January 10, 2006, CapitalBank, a wholly-owned subsidiary of Community Capital Corporation (the “Company”), entered into that certain First Amendment to the CapitalBank Salary Continuation Agreement dated October 17, 2002 by and between CapitalBank and Steve O. White (the “First Amendment”). A copy of the First Amendment is attached as Exhibit 10.49 hereto and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a) - (b) Not applicable.

(c) Exhibits.

Exhibit 10.49 -	First Amendment to the CapitalBank Salary Continuation Agreement dated October 17, 2002, by and between CapitalBank and Steve O. White dated January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: January 11, 2006	By:	/s/ R. Wesley Brewer

R. Wesley Brewer Chief Financial Officer